Exhibit 10.11

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

QUOTATION FOR SUPPLY OF GENETIC ANALYSIS PRODUCTS

Prepared by:

Illumina, Inc.

5200 Illumina Way

San Diego CA 92122

Hereinafter referred to as “Illumina”

Prepared for:

[***]

Personalis

Hereinafter referred to as “ Personalis ” or “Customer”

Quotation Number: Quotation Date: Expiration Date: Prepared By: Phone Number: Email:	[***] Mar 21, 2017 Mar 31, 2017 [***] [***] [***]

QUOTATION NUMBER QUOTATION DATE EXPIRATION DATE CURRENCY	[***] Mar 21, 2017 Mar 31, 2017 USD	PREPARED BY TEL EMAIL	[***] [***] [***]

I. CUSTOMER INFORMATION

Company or Institution Name:	Personalis

Customer Number:	[***]

Address:	Personalis 1330 Obrien Dr Menlo Park CA 94025-1436

Contact Name:	[***]

Phone:	[***]

E-Mail:	[***]

Shipping address:	Personalis 1330 Obrien Dr Menlo Park CA 94025-1436

II PRODUCT & PRICING INFORMATION

Catalog#	Product Description	[***]		[***]		[***]		[***]		Subtotal (USD)
20016095

Illumina®Product Care NovaSeq®6000 Comprehensive Plan :

Includes full coverage for parts, labor and travel; Reagent replacement upon HW failures; 1 PM; Remote Technical Support; 3 business day average on-site response; HW/SW updates; On-site applications support; Discounts on advanced training. This is the most popular full-service plan balancing performance, productivity and cost.

		[	***]	[	***]	[	***]	[	***]	[	***]
20012850

NovaSeq™6000 Sequencing System :

The NovaSeq 6000 Sequencing System is an integrated ultrahigh throughput system performing onboard cluster generation and sequencing. This system includes installation and training and 12 months warranty (including parts and labor).

		[	***]	[	***]	[	***]	[	***]	[	***]
Subtotal										[	***]
Estimated Shipping and Insurance										[	***]
Tax										[	***]
Final Investment (including shipping and insurance)										[	***]

Notes:	Tax is an estimate and is subject to change upon invoicing based upon the appropriate tax regulations.

QUOTATION NUMBER QUOTATION DATE EXPIRATION DATE CURRENCY	[***] Mar 21, 2017 Mar 31, 2017 USD	PREPARED BY TEL EMAIL	[***] [***] [***]

Post Pricing Message:

This quote for Blanket PO for [***] NovaSeq 6000 instruments is offered contingent upon Personalis winning the award for the VA Million Veterans Project FY 18. Should Personalis not receive the VA’s Million Veterans Project FY 18 contract award by November 1, 2017, this Blanket PO can be cancelled at that time. Should Personalis win the the Million Veterans FY 18 award, these additional [***] NovaSeq 6000 instruments will be delivered within [***] months of the date of this Blanket Purchase Order. Reagent discount pricing will be given as outlined in the NovaSeq S2 Reagent Standing Quote [***] and in keeping with the NovaSeq S4 Reagent Agreement as signed by Illumina and Personalis. Remaining Service Contracts may be credited towards an On-Site FSE at the time that Personalis elects to covert from Comprehensive Level Product Care to On-Site FSE and an On-Site FSE is hired.

QUOTATION NUMBER QUOTATION DATE EXPIRATION DATE CURRENCY	[***] Mar 21, 2017 Mar 31, 2017 USD	PREPARED BY TEL EMAIL	[***] [***] [***]

Special Condition of Sale

Customer’s purchase of this product is based on currently published specifications as provided in NovaSeq 5000/6000 Specification Sheet (http://www.illumina.com/content/dam/illumina- marketing/documents/products/datasheets/novaseq-series-specification-sheet-770-2016-025.pdf) and not conditioned on future performance characteristics or applications, whether or not realized. The determination, timing and delivery of future performance characteristics, if any, if ever, remains at Illumina’s sole discretion and customers’ rights to publicly announced upgrades and other marketed upgrades are expressly limited. Customer acknowledges it has not relied on any information outside of published specifications in making the purchase contemplated in this quotation or purchase order.

QUOTATION NUMBER QUOTATION DATE EXPIRATION DATE CURRENCY	[***] Mar 21, 2017 Mar 31, 2017 USD	PREPARED BY TEL EMAIL	[***] [***] [***]

III. CONDITIONS OF SALE

By submitting an order, Customer accepts and agrees that the Terms and Conditions is the sole and exclusive agreement between Customer and Illumina with respect to the Illumina products and/or services as described above and accepts all other terms of this quotation. NOTWITHSTANDING THE FOREGOING, IF ILLUMINA AND CUSTOMER HAVE ENTERED INTO A VALID AND ENFORCEABLE AGREEMENT GOVERNING THE ILLUMINA PRODUCTS AND/OR SERVICES DESCRIBED ABOVE, THE ORDER OF PRECEDENCE BETWEEN THE AGREEMENT AND THE TERMS AND CONDITIONS SHALL BE AS FOLLOWS: IN THE EVENT OF A CONFLICT BETWEEN THE TERMS OF THE AGREEMENT AND THE TERMS AND CONDITIONS, OR IF THE AGREEMENT INCLUDES ADDITIONAL TERMS NOT ADDRESSED IN THE TERMS AND CONDITIONS, THE AGREEMENT SHALL GOVERN WITH RESPECT TO SUCH TERMS. Illumina does not supply plastics such as microplates or pipette tips for use in the listed assays and these are not included in the consumables pricing provided; however, as a result of the highly multiplexed nature of all assays, plastics alone contribute minimally to the final cost. Customer and Illumina agree as follows: • Customer’s purchase of the products referenced in this Quotation is not conditioned on future performance characteristics or applications, whether or not realized. • Unless otherwise agreed by Illumina in writing, Illumina will not assist Customer in developing, testing, or validating unsupported applications. • Illumina will not replace any consumables or reagent kits if the cause of any performance failure is due to unsupported applications. • Illumina is unable to provide any assurances or guarantee that the performance of the products referenced in this Quotation will match published specifications when used for unsupported applications.

IV. SHIP HOLD

In cases where this Quotation does not include a pre-defined ship schedule, the following ship hold terms shall apply:

•

All orders must have a defined ship schedule. The initial ship date must be no later than three (3) months from the date the purchase order is received by Illumina (as provided in the Order Confirmation) and the entire order must be shipped complete within twelve (12) months from Illumina’s receipt of the purchase order.

•	Any exceptions to these ship hold terms must be agreed to in writing by Illumina and the Customer must pre-pay at least fifty percent (50%) of the purchase order amount of the affected shipments.

•	Customers may request two (2) shipment delays for any single purchase order. The total months of delayed shipment for shipments associated with a single purchase order shall not exceed six (6) months.

•

If Customer has requested a delayed shipment, Illumina reserves the right to change the lead time necessary to initiate Customer’s first shipment (which may be longer than the lead time quoted at the time of the order placement).

•	If Customer cannot take shipment in accordance with these terms, Illumina reserves the right to cancel the order in its entirety without any liability to the Customer.

V. HOW TO ORDER

For all consumable orders: Please submit your order online through MyIllumina (http://my.illumina.com).

For all other orders: Please submit your institutional Purchase Order and a complete copy of this quotation to the attention of:

Illumina Customer Service

customerservice@illumina.com

Phone: +1.858.202.4566

Toll Free: +1.800.809.ILMN (4566)

Fax: +1.858.202.4766

Order Confirmation

You will receive an e-mail confirmation containing your order number within 1 business day. Another email will be sent to notify you when your order has been shipped.

QUOTATION NUMBER QUOTATION DATE EXPIRATION DATE CURRENCY	[***] Mar 21, 2017 Mar 31, 2017 USD	PREPARED BY TEL EMAIL	[***] [***] [***]

VI. EXPIRATION OF OFFER

The offer contained in this document is revocable at the sole discretion of Illumina if not executed by Customer and a purchase order received by Illumina before 5:00 pm Pacific Time on the expiration date shown on page 1 of this quotation.

Terms and Conditions

By this quotation, Illumina conditionally offers to Customer the Illumina products and/or services as described above. This offer is conditional on, and may only be accepted by, Customer’s agreement that Illumina’s terms and conditions located at

http://www.illumina.com/content/dam/illumina-marketing/documents/terms-conditions/united-states/usa-terms-and-conditions-of-sale-general.pdf.

Additionally, if Customer is purchasing Illumina professional consulting services as relate to instruments, Customer environment or workflows (in all cases, excluding instrument warranty services) (“Professional Services”), Customer agrees such Professional Services are exclusively governed by the Terms and Conditions - Services (Professional Services) located here:

http://www.illumina.com/content/dam/illumina-marketing/documents/company/terms-and-conditions-services.pdf

(“Terms and Conditions”) is the sole and exclusive agreement between Customer and Illumina with respect to the Illumina products and/or services as described above.